UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2013

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

A copy of Lantheus Medical Imaging, Inc.’s press release, dated October 29, 2013, announcing the preliminary results from the Phase 3 Clinical Trial of flurpiridaz F 18, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements contained or incorporated by reference in this Current Report on Form 8-K are forward-looking statements.  Such forward-looking statements are subject to risks and uncertainties, including, in particular, statements about our plans, strategies and prospects. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.  Our actual results may differ materially from those contemplated by the forward-looking statements.  They are neither statements of historical fact nor guarantees or assurances of future performance.  The matters referred to in the forward-looking statements contained in this Current Report on Form 8-K may not in fact occur.  We caution you therefore against relying on any of these forward-looking statements.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and other factors that are discussed in other documents we file with the Securities and Exchange Commission, such as those set forth in our Annual Report on Form 10-K for the year ended December 31, 2012 and any subsequent Quarterly Reports on Form 10-Q.

Any forward-looking statement made by us in this Current Report on Form 8-K speaks only as of the date on which it is made.  Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.  We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release, dated October 29, 2013, announcing preliminary results from the Phase 3 Clinical Trial of flurpiridaz F 18.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

	By:	/s/ Michael P. Duffy
	Name:	Michael P. Duffy
	Title:	Vice President and Secretary

Date: October 29, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Press Release, dated October 29, 2013, announcing preliminary results from the Phase 3 Clinical Trial of flurpiridaz F 18.